UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 5, 2015

INTERACTIVE MULTI MEDIA AUCTION CORPORATION
(Exact name of registrant as specified in its charter)

British Virgin Islands	333-185909	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2/F, Eton Tower
8 Hysan Avenue, Causeway Bay, Hong Kong
(Address of principal executive offices)

Registrant’s telephone number, including area code   +852 2910-7795

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01      Changes in Registrant’s Certifying Accountant

(a)           Previous independent registered public accounting firm

(i)
On January 5, 2015, Interactive Multi Media Auction Corporation (the “Company”) was formally informed by Ingenium Accounting Associates of its resignation as the Company’s independent registered public accounting firm.

(ii)
The reports of Ingenium Accounting Associates on the Company’s consolidated financial statements as of and for the fiscal years ended October 31, 2012 and 2013 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company ability to continue as a going concern.

(iii)	The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms.

(iv)
During the fiscal years ended October 31, 2012 and 2013, and through January 5, 2015, there have been no disagreements with Ingenium Accounting Associates on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ingenium Accounting Associates would have caused them to make reference thereto in connection with their report on the financial statements for such years.

(v)
The Company has requested that Ingenium Accounting Associates furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements.  A copy of the letter provided by Ingenium Accounting Associates is filed as Exhibit 16.1 to this Form 8-K.

(b)           New independent registered public accounting firm

On January 5, 2015, the Company engaged PLS CPA LLC as its new independent registered public accounting firm.  During the two most recent fiscal years and through January 5, 2015, the Company had not consulted with PLS CPA LLC regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;

(ii)
The type of audit opinion that might be rendered on the Company’s consolidated financial statements, and none of the following was provided to the Company:  (a) a written report, or (b) oral advice that PLS CPA LLC concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)	Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01     Financial Statements and Exhibits

Exhibit No.	Description

16.1	Letter from Ingenium Accounting Associates to the SEC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERACTIVE MULTI MEDIA AUCTION CORPORATION

Date: January 23, 2015	By:	/s/ Julius Cesar Legayo De Vera
Julius Cesar Legayo De Vera
President, Chief Executive Officer